THE JAPAN FUND, INC.CERTIFICATE OF CORRECTION is incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 36 to the Registration Statement as filed with the SEC on December 23, 2008 (SEC Accession No.
0001193125-08-259599).